UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
October 21, 2008
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(b) Effective October 21, 2008, Bernard Freibaum resigned as a director of General Growth Properties, Inc. (“GGP”).  Effective October 26, 2008, John Bucksbaum resigned as Chief Executive Officer and Robert Michaels resigned as President and as a director.
(c) Effective October 26, 2008, Adam Metz was appointed interim Chief Executive Officer of GGP and Thomas Nolan was appointed interim President.   Messrs. Metz and Nolan will continue to serve as directors of GGP. In accordance with applicable New York Stock Exchange rules, Mr. Metz has resigned as Lead Director and as a member of the Audit and Compensation Committees and Mr. Nolan has resigned as Chair and a member of the Audit Committee and as a member of the Nominating & Governance Committee.   The compensation of Messrs. Metz and Nolan has not yet been determined.
Mr. Metz, age 47, has served as a director of GGP since November 2005.  Mr. Metz is a co-founding partner of Polaris Capital LLC, which is in the business of owning real estate assets throughout the United States.  Prior to the formation of Polaris Capital, Mr. Metz was Executive Vice President of Rodamco, N.A. from November 2000 through May 2002 when the assets of Rodamco, N.A. were sold to a group consisting of The Rouse Company (which was acquired by GGP in November 2004), Simon Property Group, Inc. and The Westfield Group.  He currently serves on the board of directors of Chiasso, a privately-held retailer of home furnishings and accessories.
Mr. Nolan, age 51, has been a director of GGP since April 2005.  Mr. Nolan has been a managing director of Trefethen & Co. since May, 2008.  From July 2004, through February 2008, Mr. Nolan served as a Principal and Chief Financial Officer of Loreto Bay Company, the developer of Loreto Bay master planned community in Baja, California.  From October 1984 through July 2004, Mr. Nolan held various financial positions with AEW Capital Management, L.P., a national real estate investment advisor, and from 1998 through 2004 he served as Head of Equity Investing and as President and Senior Portfolio Manager of The AEW Partners Funds.
Also effective October 26, 2008, Beth Stewart has been appointed to serve as chair of the Audit Committee, John Riordan has been appointed as a member of the Audit Committee and Alan Cohen has been appointed as a member of the Nominating & Governance Committee.  These appointments were made to fill the vacancies created by the Committee chair and member resignations of Messrs. Metz and Nolan.
ITEM 8.01 OTHER EVENTS
On October 27, 2008, GGP issued a press release announcing certain management changes.  A copy of such information is being furnished as Exhibit 99.1 to this report.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

Exhibit No.

99.1	Press release titled “General Growth Announces Management Changes” (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
	By:	/s/ Thomas H. Nolan, Jr.
Thomas H. Nolan, Jr.
Interim President
Date: October 27, 2008

EXHIBIT INDEX

Exhibit	Description

99.1	Press release titled “General Growth Announces Management Changes” (furnished herewith).